SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

--------------------------

FORM 8-K


CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): March 1, 1999


UNICORP, INC.
(Exact Name of Registrant as Specified in Its Charter)


NEVADA
(State or Other Jurisdiction of Incorporation)


2-73389                                            75-1764386
(Commission File No.)                     (I.R.S. Employer Identification No.)

410 Pinafore
Buda, Texas 78610

(Address of Principal Executive Offices)

(713) 229-9100
(Registrant's Telephone Number, Including Area Code)


600 TRAVIS, SUITE 6500
HOUSTON, TEXAS 77002
(Former Name or Former Address, if Changed Since Last Report)

==============================================================================
ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On March 1, 1999, the Registrant executed an Agreement and Plan of Reorganization (the "Agreement") with R. Noel Rodriguez ("Rodriguez"), President and the shareholders of The Auto AxzptCom, Inc., a Texas corporation ("Auto Axzpt.com"), whereby the Registrant, in a tax-free exchange, agreed to acquire all of the outstanding shares of the capital stock of Auto Axzpt.com in exchange for shares of the Registrant's common stock. The Agreement closed on March 1, 1999. Pursuant to the terms of the Agreement, Auto Axzpt.com will acquire 3,600,000 shares of the Common Stock of the Registrant.

ITEM 2. OTHER EVENTS.

         On February 11, 1999, the Board of Directors of the Registrant voted to change its name to Auto Axzpt.com, Inc. and to effectuate a reverse split of the outstanding shares of the common stock of the Registrant, so that thereafter, for every 5 shares of the common stock of the Registrant held by a stockholder of the Registrant, such stockholder shall now hold one share of the common stock of the Registrant. There will be no fractional shares issued or cash paid in lieu of fractional shares, and Consequently, all shares to be received as a result of the reverse split shall be rounded up to nearest whole share. No vote of the stockholders was necessary to implement the change.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired. At this time it is impracticable to file the required financial statements. The Registrant anticipates filing the required financial statements with the Securities and Exchange Commission by June 30, 1999.

         (b) Pro forma financial information. At this time it is impracticable to file the required pro forma financial statements. The Registrant anticipates filing the required pro forma financial statements with the Securities and Exchange Commission by June 30, 1999.

         (c)     Exhibits.

2. Agreement and Plan of Reorganization dated March 1, 1999 by and between UNICORP, Inc., The Auto Axzpt.com Group, Inc. , and R. Noel Rodriguez with respect to the exchange of all of `the shares owned by the shareholders in The Auto Axzpt.com, Inc. for an amount of shares of UNICORP, Inc. equal to 3,600,000 of the issued and outstanding shares of its capital stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNICORP, INC.



Date: March 25, 1999                 By   /s/ L. Mychal Jefferson II

----------------------------------
                                             L. Mychal Jefferson II, President








                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------

  2.       Agreement and Plan of Reorganization dated March
           1, 1999 by and between UNICORP, Inc., The
           Auto AxzptCom Inc., with respect to the exchange of all of the shares in The Auto AxzptCom, Inc.




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____________________________

UNICORP INC.
AND
AUTO AXZPTCOM, INC.
AGREEMENT AND PLAN
OF REORGANIZATION

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DATED FEBURARY 15, 1999
___________________________



































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INDEX
                                                       Page
Exchange of Shares
3
Delivery of Shares                                     3
Representations and Warranties of Acquired and Stockholders       4
Representations and Warranties of Acquirer                      7
Affirmative Covenants of Acquired and Stockholders                 9
Closing                                        10
Conditions Precedent to Obligations of Acquired and Stockholders     10
Conditions Precedent to Obligations of Acquirer               12
Indemnification                                   13
Nature of Representations and Warranties                    13
Documents at Closing                              14
Miscellaneous                                   14

          EXHIBITS

          A.  Shares Owned by Stockholders and Shares to be Received in
Exchange
      B.  Acquired financial statement at December 31, 1998
C. Articles and By-Laws of Acquirer
      D. Acquirer's Bank Accounts
      E.  Nominees for Election to Acquirer's Board of Directors
F.  Form of Investment Letter

          SCHEDULES

     I.   As to Acquired

      1.  Material Agreements
                          2.   Licenses, Trademarks, Trade Names, Etc.
                          3.   Acquired Capitalization

II.  As to Acquirer


 4.  Material Agreements
 5.  Exceptions to Compliance with Laws and Regulations
 6.  Issuance of Securities not reflected in the Statement
 7.  Acquirer's Expenses








AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization ("Agreement") is made and entered into this 15th day of February, 1999, by and among Unicorp, Inc., a Nevada corporation (hereinafter referred to as "Acquirer"), Auto AxzptCom, Inc., a Texas corporation hereafter referred to as "Acquired") and R. Noel Rodriguez and others shareholders (hereinafter collectively referred to as the "Stockholders").

RECITALS:

The Stockholders own all of the issued and outstanding shares of Acquired common stock. Acquirer desires to acquire all of the issued and outstanding common stock of Acquired, making Acquired a wholly-owned subsidiary of Acquirer, and Stockholders desire to exchange all of their shares of Acquired common stock for shares of Acquirer's issued and outstanding common stock. It is the intention of the parties hereto that: (i) Acquirer shall acquire all of the issued and outstanding common stock of Acquired in exchange solely for the number of shares of Acquirer's authorized but unissued common stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(b) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange qualify as a transaction in securities exempt from registration of qualification under the Securities act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where the Stockholders reside.

NOW THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:


1.   Exchange of Shares

Acquirer and Stockholders agree that on the Closing Date (as hereinafter defined) Stockholders will exchange all of the issued and outstanding shares of the common stock of Acquired shares presently outstanding) for 3,500,000 shares of common stock (the "Shares") of Acquirer's stock $.01 par value per shares (Common Stock"). The number of Shares of Acquired common stock owned by each Stockholder and the number of shares of Acquirer's common stock which each will receive in the Exchange is set forth in Exhibit "A", which is attached hereto and made a part hereof.


Delivery of Shares

On the Closing Date, Stockholders will deliver to Acquirer the certificates presenting all of the outstanding shares of Acquired common stock, duly endorsed (or with duly executed stock powers) so as to make Acquirer the sole owner thereof, free and clear of all claims and encumbrances. Simultaneously, on the Closing Date, Acquirer will deliver the certificates representing the Shares to the Stockholders. The Exchange shall not be effected unless all of Acquired Stockholders execute this Agreement and all shares of Acquired outstanding common stock are delivered to Acquirer on the Closing Date.





Representations and Warranties of Acquired and Stockholders

The Acquired and the Stockholders, jointly and severally, as a material inducement to Acquirer to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Acquirer, which representations and warranties are true and correct at this date, and will be true and correct in all material respect on the Closing Date:

3(a). Securities Holders. The Stockholders listed on Exhibit "A" are the owners, of record and beneficially, of al of the issued and outstanding shares of Acquired common stock.


3(b) Financial Statements. Exhibit "B" which will be inserted into this Agreement at the Closing, will contain copies of unaudited Financial Statements of Acquired at December 31, 1998 including balance sheets, income statements (the Financial Statements").

 The Financial Statements will fairly present the consolidated financial condition of Acquired as of the date thereof and the consolidated results of its operations for the periods covered. The Financial Statements will have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise state therein.

3(c) Undisclosed Liabilities. At the Closing Date Acquired: (i) will have no liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Financial Statements except for liabilities and obligations arising in the ordinary course of business, none of which is materially adverse, and (ii) all reserves established by Acquired and set forth in the Financial Statements will be adequate and there will be no material loss contingencies (as such term is used in Statement of Financial Account Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

3 (d) Absence of Changes. Since the date of the Financial Statements, Acquired business has been operated in the ordinary course and there has not been (i) Any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings, net worth, business or prospects of Acquired for such period, in the aggregate, or at any time during such period: (ii) Any damage, destruction of loss (whether or not covered by insurance) materially adversely affecting the Acquired or its businesses; (iii) Any declaration setting aside, or paymet of any dividend or other distribution in respect of any shares of Acquired, or any direct or indirect redemption, purchase or other acquisition of such stock: (iv) Any issuance or sale by Acquired or agreement to sell any of its securities; or (v) Any statut&eacute;, rule, regulation or order adopted (including orders of regulatory authorities with jurisdiction over Acquired or its Business) which materially adversely affects Acquired or its business.

3 (e) Litigation, Etc. There are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or threatened against Acquired, its assets or business, whether at law or in equity, or before or by any federal, state municipal, local, foreign or other government department, commission, board, bureau, agency or instrumentality; nor does the Acquired know of a threat of such litigation or any basis for any such action, suit, claim, investigation or proceeding.

3 (f) Compliance, Governmental Authorizations. Acquired has complied with all Federal, state, local, or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities laws which if not complied with would materially and adversely affect the business of Acquired. Acquired has all federal, state, local and foreign governmental licenses and permits necessary in the conduct of its business, and such licenses and permits are in full force and effect, and Acquired knows of no violations of any suit licenses or permits, and no proceedings are pending or threatened to revoke or limit the use of such license and permits.

3 (g) Due Organization, Etc. Acquired is a corporation's duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to do business and in good standing in each state where it is required to be so qualified and such qualification is material to its business. Acquired has the power to own its properties and assets and to carry on its business as now presently conducted.

3 (h) Tax Matters. Acquire has filed all federal, state and local tax or related return and reports due or required to be filed, which reports accurately reflect in all material respect the amount of taxes due. Acquired has paid all amounts of taxes or assessments which would be delinquent if not paid as of the date of this agreement, other than taxes or charges being contested in good faith or not yet finally determined.

3 (i) Agreements, Etc. Schedule 1 contains a true and complete list and brief description of all written or oral contracts, agreements, mortgages, obligations, understandings, arrangements, restrictions and other instruments to which Acquired is party or by which Acquired or its assets may be bound. True and Correct copies of all items set forth on Schedule 1 have been or will be made available to Acquirer prior to Closing. No event has occurred which (whether with or without notice lapse of time or the happening or occurrence of any other event) would constitute a default under any of the agreements set forth in Schedule 1.

3 (j) Title to Property and Related Matters. Acquired has good and marketable title fee and clear of any liens of encumbrances to all the properties, interest in properties and assets real personal and mixed, reflected as being owned by it on the Financial Statements or acquired by it after the date of the Financial Statements, of any kind or character, there are no liens for current taxes not yet delinquent. Except for matters, which may arise in the ordinary course of business, the Acquired assets are in good operating condition and repair. To the best of knowledge of the Acquired, there does not exist any condition, which materially interferes with the use thereof in the ordinary course of Acquired business.

3 (k) Corporate Records. The corporate records, minute books, and other documents and records of Acquired are complete and correct. Acquirer shall have the right to review all corporate records of Acquired prior to the Closing Date.

3 (l) Licenses, Trademarks, Trade Names, Etc. There is no pending or threatened claim or litigation against Acquired contesting the right to use any of the trademarks, trade names and know how or validity of any of the licenses, copyrights and patents or asserting the misuse of any thereof, nor has there ever been any such claim or litigation.

3 (m) Authorization by the Acquired. This Agreement constitutes a valid and binding agreement of the Acquired, enforceability may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to limiting or affecting the enforcement of creditors, rights generally; and neither the execution and delivery of this Agreement nor the consummation by the Aquiree of the transaction contemplated hereby, nor compliance with any of the provisions hereof, will violate any statue, law rule or regulation or any order writ, injunction or decree of any court or governmental authority or violate or conflict with other constitute a default under (or give rise to any right of termination, cancellation or acceleration under) the terms or conditions or provisions of any note, bond, lease mortgage, obligation agreement, understanding, arrangement or restriction of any kind to which Acquired is a party or by which Acquired or its properties may be bound. No consent or approval of any governmental authority is required in connection with the execution and delivery by the Acquired of this Agreement or the consummation of the transactions contemplated hereby.

3 (n) Corporate Authorizations. Acquired is authorized to enter into this Agreement and have taken all corporate action necessary to authorize the execution of this Agreement and consummation of the transactions contemplated herein. The execution, delivery and performance of this Agreement by Acquired will not be in conflict with or constitute a default under any provisions of applicable law, Acquired Article of Incorporation or By-Laws, or any agreement or instrument to which the Acquired is a party or by which it its assets are bound.

3(o) Capitalization. The authorized capitalization of Acquired is as set forth in Schedule 2. Except as set forth in said Schedule 2, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of Acquired securities which are not reflected in the Financial Statement or in Schedule 2.

3(p) Full Disclosures. Acquired has, and at the Closing Date will have, disclosed to Acquirer all events, conditions and facts materially affecting the business and prospects of Acquired; and the Acquired has not and will not have, at the Closing Date, withheld disclosure of any events, conditions and facts which it may have knowledge of, or have reasonable grounds to know, may materially, adversely affect the business and prospects of Acquired.

3 (q) Brokerage Fees. The Acquired has not incurred, nor will it incur any liability for brokerage or finder's fee or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

3(r) Employment Agreements.   Acquired has entered into employment agreements
("Employment Agreements") with various key employees and contains such terms as are consistent with the terms of their employment prior to the date hereof. True and correct copies of the Employment Agreement have been or will be made available to Acquirer prior to Closing Date.

3(s) Share Ownership. The shares of Acquired common stock to be exchanged for the Shares in the Exchange are owned of record and beneficially, by the respective stockholders of Acquired as specified on Exhibit "A", free and clear of all liens and encumbrances of any kind and nature and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

3(t) Authority to Enter into Agreement. Acquired, under the aegis of Mr. R. Noel Rodriguez has the power and authority to enter into this agreement subject to the advice and consent of the Board of Directors and by majority vote of the stock holders and can perform its obligations hereunder.

3(u) Obligation. This Agreement constitutes a valid and legally binding obligation of each Stockholder, and neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statue or regulation of any governmental authority applicable to such Stockholder or any contract, commitment, agreement or restriction of any kind to which such Stockholder is a party or by which it or its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to such Stockholder.

3(v) Approvals Required. No approval, authorization, consent, order or other action of, or filing with any person, firm or corporation of any court, administrative agency or other governmental authority is required in connection with the execution and delivery by the Stockholders of this Agreement or the consummation of the transaction described herein, except as disclosed herein an, except to the extend that the parties are required to file reports in accordance with revelant regulations under Federal and state securities laws.


4. Representations and Warranties of Acquirer


     Acquirer, as a material inducement to Acquired and Stockholders to enter into this Agreement and Consummate the transactions contemplated hereby, makes the following representations and warranties to Acquired and Stockholders, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on as of such date:

     4(a) Shares of Common Stock. The Shares to be delivered to the Stockholders at Closing will be valid and legally issued shares of Common Stock, free and clear of all liens, encumbrances, and preemptive rights, and will be fully paid on non assessable shares.

     4(b) Due Authorization, Etc. This Agreement has been duly authorized, executed and delivered by Acquirer, and constitutes a legal, valid, and binding obligation no consent or other governmental authority is required by Acquirer for the execution, delivery or performance of this Agreement by Acquirer; no consent of any party to any contrary or agreement to which Acquirer is a party of by which any of its property or assets are subject is required for the execution, delivery prior performance of this Agreement by "Acquirer.

     4(c) Financial Statements. Acquirer has delivered to Acquired its unaudited financial statements at September 30, 1998 (the "Statements"), The Statements and accurately reflect the financial condition of the Acquirer as of the dates thereof and the results of operations for the periods reflected therein. The Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise state therein; and the books and records, financial and others, of Acquirer are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     4(d) Financial Statements. Undisclosed Liabilities. Except as set forth in Schedule 3, Acquirer: (i) has no material liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherw ise provided for in the Statements; and (ii) all reserves established by Acquirer and set forth in the Statements are adequate and there are no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.
     4(e) Material Adverse Change. Since the date of the Statements, there has not been, and as of the Closing Date there shall not have been, any material changes in the Acquirer's condition (financial or otherwise) or liabilities (absolute, contingent or otherwise), whether or not arising from transitions in the ordinary course of business; provided however, that the parties have agreed that the financial position of Acquirer will change to the extent that Acquirer incurs costs in connections with the transactions contemplated by this Agreement.

     4(f) Due Organization, Etc. Acquirer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business and in good standing in each state where it is required to be qualified and such qualification is material and has the corporate power to own its property and to carry on its business as now being conducted. The Articles of Incorporation and By-Laws of Acquirer, as will be in effect on the Closing Date, are attached hereto as Exhibit "C" and are made a part hereof.

     4(g) Tax Matters. Acquirer has filed all Federal, state and local, tax or related returns and report due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due Acquirer has paid all taxes or assessments which have become due other than taxes or charges being contested in good faith or not finally determined

     4(h) Agreements, Etc. Acquirer has not breached, nor is there any pending or threatened claims or any legal basis for a claim that Acquirer has breached, nor has an event occurred which with the passing of time would constitute a breach of any of the terms or conditions of any agreements, contracts or commitments to which Acquirer is a party or by which Acquirer or its assets are bound. A list of all Acquirer's material contracts, agreements or commitments (whether oral or written) is set forth on Schedule 2 (see SEC Filings via internet)and true and correct copies of all such contracts and agreements have been delivered by Acquirer to Acquired on or prior to the Closing Date. The execution, delivery and performance of this Agreement by Acquirer will not be in conflict with or constitute a default under any provisions of applicable law, Acquirer's Articles of Incorporation or by-laws, or any agreement or instrument to which Acquirer is a party or by which it or its assets are bound.

     4(i) Capitalization. The capitalization of Acquirer consists of 50,000,000 authorized common stock, $.001 par value per share, 1,320,847 outstanding. Unicorp will perform a 5 to 1 reverse spit and approximately 265,000 shares will be outstanding on the Closing Date. All outstanding shares of the Common Stock have been duly authorized, validity issued, and are fully-paid and non-assessable, and all such shares were issued in complacence with all applicable federal and state securities laws. There are not outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of Acquirer's securities, other than those stated in the Articles of Incorporation. For this merger the Company will issue five million, five hundred- thousand total shares (5,500,000) of which three million, five hundred-thousand shares (3,500,000) will go to Auto Axzpt's shareholders, one million shares (1,000,000) will be sold to the public, five hundred and eighty-five thousand shares (585, 00) will be used as a sign-on bonus for certain new employees, and one hundred and fifty thousand (150,000) will be used for marketing purposes.

     4(j) Disclosure of Material Facts. Acquirer has, and at the Closing Date will have, disclosed to Acquired all events, conditions and facts materially affecting the business and prospects of Acquirer; and Acquirer has not and will not have, at the Closing Date, withheld disclosure of any events, conditions and facts which it may have knowledge of, or have reasonable grounds to know may materially, adversely affect the business and prospects of Acquirer.

     4(k) Corporate Records. The corporate financial records, minute books and other documents and records of Acquirer are to be available to Acquired prior to the Closing Date and turned over to the new management in their entirety at Closing. Such records are complete and correct and have been maintained in accordance with good business and accounting practices.

     4(i) Stockholders List. Attached is Exhibit "D" is a true correct and complete statement, setting forth the names and addresses of Acquirer's stockholders.

     4(m) Title to Assets. Acquirer has good and marketable title to all of its assets, free of any liens and encumbrances.


     4(n) Bank Accounts . Exhibit "E" contains a complete list of all bank accounts and safe deposit boxes of Acquirer together with the name of authorized signatories over such accounts and boxes. The new Company will used Auto Axzpt's existing accounts at Compass Bank.

     4(o) Compliance, Governmental Authorizations Acquirer has coupled in all respects with all Federal state, local, or foreing laws ordinances regulations, and orders applicable to its business including without limitation federal and state securities laws applicable to all offerings prior to the Closing Date. Acquirer has all Federal, state, local and federal governmental licenses and permits material to and necessary in the conduct of its business, and such licenses and permits are in full force and effect and no violations are or have been recorded in respect of any such licenses of permits, and no proceedings are pending or threatened to revoke or limit the use of such permits.

     4(p) Brokerage Fees. The Acquirer has not incurred, nor will it incur any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

5.  Affirmative Covenants of Acquired and Stockholders

     Acquired and Stockholders, jointly and severally covenant to Acquirer (and its stockholders) that:

     5(a) They will comply with all of the undertakings of Acquirer set forth in the Acquirer's Registration Statement as amended, including without limitation, (I) causing Acquirer to use its best Efforts to register or qualify, or maintain in effect the registration or qualification of, the shares of Acquirer's common stock, delivered upon expense of the Acquirer's outstanding warrants: (ii) causing the Acquirer to make all filings required under Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended;
(iii) preparing and filing of a Form 10-K for fiscal year ended December, 31, 1998;(iv) filing of a Current Report on Form 8-K reporting the completion of the transactions contemplated by this Agreement (which includes the financial statements of Acquired required to be included therein); and 5(v) they will cause the Acquirer to file a Report of Sales of Securities and Use of Proceeds thereunder pursuant to Rule 463 (Form SR) reporting the use of the proceeds from the Acquirer's public offering;

     5(b) They will use their best efforts within 90 days of Acquirer's eligibility for listing with the NASD Automated Quotation System to cause the Acquirer to file such forms with the National Association of Securities Dealers, Inc. ("NASD") as are necessary to effect the quotation of Acquirer's securities on the NASD Automated Quotation System;

     5(c) They will deliver to Acquirer's former management the Form 8-K to be filed to report the completion of this transaction so that Acquirer's former management can review the descriptions contained therein of Acquirer and the terms of the transactions contemplated by this Agreement;

     5(d) They will deliver to Acquirer's former management, with a copy to its counsel (at the addresses set forth herein), all reports, registration statements and other documents, other than e exhibits, as filed with the SEC and the NASD during the three year period commencing on the Closing Date, as these are done and available; and



6.  Closing

     The Closing (the "Closing") shall take place upon such date (the Closing Date") as the parties hereto may mutual agree upon, but shall be no earlier than February 15, 1999. The closing shall take place at such place as may be mutually agreed upon by the parties.

7.  Conditions Precedent to Obligations of Acquired and Stockholders

     All obligations of Acquired and stockholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date of each of the following conditions:

     7(a) The representation and warranties by or on behalf of Acquirer contained in this Agreement or in any certificate or document delivered to Acquired pursuant to this provisions hereof shall be true in all material respects at and as of the time of losing as though such representations and warranties were made at and as of such time.

     7(b) Acquirer shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by its prior to or at the Closing:

     7(c) The present Directors of Acquirer shall have caused the appointment of all of Acquired nominees to the Board of Directors of Acquirer as directed by Acquired and will make arranged for the resignation of the existing officers and directors of Acquirer. The directors designated by Acquired for appointment are set forth on Exhibit "F".

     7(d) On the Closing Date, Acquirer shall have no liabilities or obligations, fixed or contingent.

     7(e) All instruments and documents delivered to Acquired and Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Acquired and Stockholders.
     7(f) Acquirer shall have delivered to Acquired and Stockholders an opinion of Aquiror's counsel, dated the Closing Date to the effect that:

     (1) Acquirer is a corporation duly organized valid existing and in good standing under the laws of the State of Nevada.

     (2) Acquirer has the corporate power to carry on its business as now being conducted.

     (3) This agreement has been duly authorized, executed and delivered by Acquirer and is a valid and binding obligation of Acquirer, enforceable in accordance with its terms, except to the extent that enforcement is limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditor' rights and remedies generally or by general equity principles (and excepting specific performance as a remedy);

     Acquirer has taken all corporate action necessary for its due performance under this Agreement

     The execution and delivery by Acquirer of this Agreement an the consummation of the transactions contemplated here by will not conflict with or result in a breach of any provisions of Acquirer's Articles of Incorporation or By-Laws or to the best of such counsel's knowledge after inquiry and based upon information provided by Acquirer, constitute a default under or give rise to a right of termination, acceleration, or cancellation under any agreement under which Acquirer or any of its properties are bound or violate any court order, writ or decree of injunction applicable to Acquirer;

     Such counsel does not know, after inquiry, of (a) actions suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting Acquirer; and (b) any unstisfield judgment against Acquirer.

     (7) The Authorized and, to such counsel's best knowledge after inquiry, outstanding capitalization of Acquirer is as set forth in Section 4(i) all of the outstanding shares of Acquirer's common stock are validly issued, full-paid and non-assessable, without preemptive rights, and to the best counsel's knowledge after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written), other than as set forth in Section 4(j) of this Agreement.

7(g) There shall be delivered to the Stockholders an officer's certificate, signed by L. Mychal Jefferson, President and, Secretary, to the effect that all of the representations and warranties of the Acquirer set forth herein are true and complete in all material respects as of the closing date, and that the Acquirer has complied in all material respects with its covenants and agreements set forth here required to be complied with by the closing.



Conditions Precedent  to Obligations of Acquirer

     All obligations of Acquirer under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

8(a) The representations and warranties by Acquired and Stockholders contained in this Agreement or in any certificate or document delivered to Acquirer pursuant to the provision hereof shall be true and all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

8(b) Acquired and Stockholders shall have performed and copied with all covenants agreements, and conduits required by this Agreement to be performed or complied with by it prior to or at the Closing;

8(c) Any and all officers or directors who are also Stockholders shall have delivered to Acquirer an "investment letter" in the for attached as Exhibit "G" agreeing that the Shares are being acquired for investment purposes only, and not with a view immediate resale or distribution.

8(d) Acquired shall have delivered all of the exhibits and schedules required herein; including the Financial Statements, to Aquiror and such exhibits schedules and Financial Statements shall have been acceptable to Acquirer, in its sole and absolute discretion.

8(e) Acquired shall have delivered to Acquirer an opinion of counsel, dated the Closing Date, to the effect that:


(1) Acquired is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified to do business in any jurisdiction where so required;


(2) Acquired has the corporate power to carry on its business as now being conducted.


(3) This Agreement has been duly authorized, executed and delivered by Acquired and Stockholders, and is a valid and binding obligation of Acquired and Stockholders enforceable in accordance with its terms, except to the extent that enforcement is limited by applicable bankruptcy, reorganization, moratorium, insolvency or similar laws after creditors' rights and remedies generally or by general equity principal (and excluding specific performance as a remedy), including limitations on enforcement by reason of fraudulent, conveyance and corporate and other laws restricting indemnification by corporations shareholders of a corporation, or its affiliates;

8(f) There shall be delivered to Acquirer a certificate executed by the President and Secretary of Acquired to the effect that all of the representations and warranties of the Aquiree set forth herein are true and complete in all material respected as of the Closing Date, and that Acquired has complied in all material respects with its covenants and agreement set forth therein required to be complied with it by the closing.


Indemnification

      Acquirer shall indemnify and hold harmless Acquired to this Agreement at all times after the date of this Agreement against and in respect of any liability damage or deficiency all actions suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fee (through all appeals) incident to any of the foregoing, resulting for any misrepresentation, breach of covenant or warranty or non fulfillment of any agreement on the part of such party under this Agreement or for any misrepresentation or omission for any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties, on demand, for any reasonable payment made by said parties at any time after Closing in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party defend or satisfy the same and such party failed to defend or satisfy same.

Nature of Representations and Warranties


   All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance o the representation, warranties, covenants and agreements contained I this Agreement or at the Closing of the transaction herein provided for and an investigation which they might have made or any other representations warranties agreements, promises or information, written or oral, made by the other party or any other person shall not be deemed a waiver of any breach of any such representation warranty covenant or agreement. Acquirer represents and agrees that its chief executive officer is a sophisticated investor and that the business in which the Acquired is engaged is subject to a high degree of competition from other companies, many of which have greater financial and other resources than Acquired. For these and other reasons an investment in Acquired's capital stock is subject to substantial risks and speculative.- Whatever



Documents at Closing

At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

11(a) Stockholders will deliver, or cause to be delivered, to Acquirer the following:

(1) Stock certificates for the shares of common stock of Acquired being exchanged hereunder, duly endorsed or with stock powers attached in blank.

(2) All corporate records of Acquired, including without limitation corporate minute books (which shall contain copies of the Articles of Incorporation and by-laws, as amended to the Closing, stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably be requested by Acquirer and its counsel:

3. The opinion of Counsel for Acquired as set forth herein:

A certificate executed by Acquired to the effect that all representations and warranties made by Acquired and Stockholders respectively, under this Agreement are (4) A certificate executed by Acquired to the effect that all representations and warranties made by Acquired and Stockholders respectively, under this Agreement are true and correct as of the Closing Date, as though originally give to Acquirer on said date:

Such other instruments and documents, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which may be reasonably requested in furtherance of the provisions of this Agreement.


Miscellaneous

12(a) Further Assurances. At any time, and from time to time, after the Closing each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

12(b) Waiver. Any failure on the part of any party hereto in complying with any of its obligations; the party to whom such compliance is owed hereunder may waive agreements or conditions in writing.

12(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses or such other addresses as are given to other parties in the manner set forth herein:


Mr. L. Mychal Jefferson
President
Unicorp, Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

With a copy to:

R. Noel Rodriguez
President
Auto AxzptCom, Inc.
410 Pinafore
Buda, Texas 78610

12(d) Headings. The section and subsection headings in the Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

12(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12(f) Governing Law . This Agreement shall be governed by the laws of the State of Delaware.


12(g) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successor and assigns.

12(h) Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representation, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

12(I) Time.  Time is of the essence.

12(j) Severability. If any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

12(k) Default Costs. In the event any party hereto has to resort to legal action to enforce any of the terms hereof such party shall be entitled to collect attorneys' fees and other costs for the party in default.

























IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ATTEST:                    UNICORP, INC.


By:__________________________               By:_____________________________



ATTEST:               AUTO AXZPTCOM, INC.




By_________________________               By:_____________________________




STOCKHOLDERS OF
AUTO AXZPTCOM, INC.





____________________________               ________________________________



____________________________





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